Restricted Cash	12 Months Ended
Dec. 31, 2021
Restricted Cash [Abstract]
Restricted Cash
8.	Restricted cash
As at	December 31, 2021	December 31, 2020
Letters of credit	—	5,333
Securities collateral	7,773	—
Captive insurance	19,240	—
	27,013	5,333

Securities collateral is comprised of a cash balance to satisfy margin requirements on the Company’s option trading position.

The Company has secured insurance coverage for its directors and officers through two separate captive insurance structures. The first structure is a captive cell program entered into with a registered insurer for the purpose of holding and managing the Company’s coverage funds through a separate Cell Captive. The Cell Captive was funded with $12.1 million and is required to be fully funded at all times. The second structure is a wholly incorporated subsidiary, Sundial Insurance (Bermuda) Ltd., which was incorporated to provide separate and additional coverage and funded with $7.1 million.